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                                                                  EXECUTION COPY

                                                                    Exhibit 10.1









                                COLLATERAL PLEDGE
                             AND SECURITY AGREEMENT

                          Dated as of December 21, 2001

                                      among

                             VEECO INSTRUMENTS INC.
                                   as Pledgor,

                    STATE STREET BANK AND TRUST COMPANY, N.A.
                                   as Trustee,

                    STATE STREET BANK AND TRUST COMPANY, N.A.
                            as Collateral Agent, and

                       STATE STREET BANK AND TRUST COMPANY
                           as Securities Intermediary


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         This Collateral Pledge and Security Agreement (as supplemented from time to time, this "Pledge Agreement") is made and entered into as of December 21, 2001 among VEECO INSTRUMENTS INC., a Delaware corporation (the "Pledgor"), having its principal offices at 100 Sunnyside Boulevard, Woodbury, New York 11797, STATE STREET BANK AND TRUST COMPANY, N.A., a national banking association, having its principal corporate trust office at 61 Broadway, 15th Floor, New York, New York, 10006, as trustee (in such capacity, the "Trustee") for the holders (the "Holders") of the Notes (as defined herein) issued by the Pledgor under the Indenture referred to below, STATE STREET BANK AND TRUST COMPANY, N.A., a national banking association, having a corporate trust office at 61 Broadway, 15th Floor, New York, New York, 10006, as collateral agent for the Trustee and the holders from time to time of the Notes referred to below (in such capacity, the "Collateral Agent"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, having an office where it maintains securities accounts for customers at Two Avenue de Lafayette, 6th Floor. Boston, Massachusetts 02110, as securities intermediary (in such capacity, the "Securities Intermediary").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC (collectively, the "Initial Purchasers") are parties to a Purchase Agreement dated December 18, 2001 (the "Purchase Agreement"), pursuant to which the Pledgor will issue and sell to the Initial Purchasers $200,000,000 aggregate principal amount of 41/8% Convertible Subordinated Notes due 2008 (the "Notes");

         WHEREAS, the Pledgor and the Trustee have entered into that certain indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing the Notes on the date hereof;

         WHEREAS, pursuant to the Indenture, the Pledgor is required to purchase, or cause the purchase of, and pledge to the Collateral Agent for the benefit of the Trustee and the Holders, at the Closing Time (as defined in the Purchase Agreement) or the relevant Date of Delivery (as defined in the Purchase Agreement), U.S. Government Obligations (as defined in the Indenture) in an amount that will be sufficient upon receipt of scheduled interest and principal payments on such securities, as determined by the Pledgor and verified, as to mathematical accuracy, in the written opinion of Ernst & Young LLP (the form of which is attached hereto as Exhibit A; and for the purposes hereof, the "opinion" referred to in Sections 6(d) and (e) shall mean the determination by the Pledgor and verification by a firm in substantially the form of Exhibit A) or another nationally recognized firm of independent public accountants selected by the Pledgor and delivered to the Trustee, to provide for payment in full of the first six scheduled interest payments due on the Notes (such obligation, together with the obligation to repay the principal, premium, if any, and interest (including additional interest, if any) on the Notes in the event that the Notes become due and payable prior to such time as the first six scheduled interest payments thereon shall have been paid in full, being collectively referred to herein as the "Obligations");

         WHEREAS, the Collateral Agent has caused the Securities Intermediary to establish an account (the "Collateral Account") with the Securities Intermediary, at its office at Two Avenue

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de Lafayette, 6th Floor, Boston, Massachusetts 02110, Account No. 129248-002, in
the name of State Street Bank and Trust Company, N.A., as Collateral Agent for the benefit of the Trustee and holders of the 41/8 % Convertible Subordinated Notes Due 2008 of Veeco Instruments Inc. and designated as "STATE STREET BANK COLL AGENT FOR Veeco"; and

         WHEREAS, it is a condition precedent to the purchase of the Notes by the Initial Purchasers pursuant to the Purchase Agreement that the Pledgor apply certain of the proceeds of the offering of the Notes to the purchase of the Pledged Securities (as defined below) and deposit, or cause to be deposited, the Pledged Securities into the Collateral Account to be held therein subject to the terms of this Pledge Agreement and that the Pledgor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises herein contained, and in order to induce the Initial Purchasers to purchase the Notes, the Pledgor, the Trustee, the Collateral Agent and the Securities Intermediary hereby agree, for the benefit of the Initial Purchasers and for the ratable benefit of the Holders, as follows:

         SECTION 1. Definitions; Appointment; Deposit and Investment.

         1.1      Definitions.

         (a) Unless otherwise defined in this Pledge Agreement, terms defined or referenced in the Indenture are used in this Pledge Agreement as such terms are defined or referenced therein.

         (b) Unless otherwise defined in the Indenture or in this Pledge Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") from time to time and/or in Section 357.2 of the Treasury Regulations (as defined in Section 1.1(c)) are used in this Pledge Agreement as such terms are defined in such
Article 8 or 9 and/or such Section 357.2.

         (c) In this Pledge Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Pledged Securities" has the meaning specified in Section
1.3 hereof.

         "Cash Equivalents" means, to the extent owned by the Pledgor free and clear of all Liens other than Liens created hereunder, U.S. Government Obligations.

         "C.F.R." means U.S. Code of Federal Regulations.

         "Closing Time" has the meaning specified in the Purchase Agreement.

         "Collateral" has the meaning specified in Section 1.3 hereof.

         "Collateral Account" has the meaning specified in the recitals of the parties hereto.

         "Collateral Agent" has the meaning specified in the recitals of the parties hereto.

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         "Collateral Investments" has the meaning specified in Section 5 hereof.

         "Date of Delivery" has the meaning specified in the Purchase Agreement.

         "entitlement holder" has the meaning specified in N.Y. Uniform Commercial Code Section 8-102(a)(7) or, in respect of any Book-entry Security, the meaning specified for "Entitlement Holder" in 31 C.F.R. Section 357.2 or, as applicable to such Book-entry Security, the corresponding federal book-entry regulations.

         "FRBB" means Federal Reserve Bank of Boston.

         "FRBB Account" means the FRBB Member Securities Account maintained in the name of the Securities Intermediary by the FRBB.

         "FRBB Member" means any Person that is eligible to maintain (and that maintains) with the FRBB one or more FRBB Member Securities Accounts in such Person's name.

         "FRBB Member Securities Account" means, in respect of any Person, the Participant's Securities Account maintained in the name of such Person at the FRBB, to which account U.S. Government Obligations held for such Person are or may be credited.

         "Holders" has the meaning specified in the recitals of the parties hereto.

         "Initial Pledged Securities" has the meaning specified in Section 1.3 hereof.

         "Initial Purchasers" has the meaning specified in the recitals of the parties hereto.

         "Notes" has the meaning specified in the recitals of the parties hereto.

         "N.Y. Uniform Commercial Code" has the meaning specified in Section 1.1(b).

         "Obligations" has the meaning specified in the recitals of the parties hereto.

         "Pledge Agreement" has the meaning specified in the recitals of the parties hereto.

         "Pledged Securities" has the meaning specified in Section 1.3 hereof.

         "Pledgor" has the meaning specified in the recitals of the parties hereto.

         "Purchase Agreement" has the meaning specified in the recitals of the parties hereto.

         "Securities Intermediary" has the meaning specified in the recitals of the parties hereto.

         "securities intermediary" means a Person that is a "securities intermediary" (as defined in N.Y. Uniform Commercial Code Section 8-102(a)(14)) and, in respect of any Book-entry Security, a "Securities Intermediary" (as defined in 31 C.F.R. Section 357.2 or, as applicable to such Book-entry Security, as defined in the corresponding federal book-entry regulations).

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         "security" has the meaning specified in Section 8-102(a)(15) of the
N.Y. Uniform Commercial Code or, in respect of any Book-entry Security, has the meaning specified for "Security" in 31 C.F.R. Section 357.2 (or, as applicable to such Book-entry Security, the corresponding federal book-entry regulations).

         "security entitlement" has the meaning specified in N.Y. Uniform Commercial Code Section 8-102(a)(17) or, in respect of any Book-entry Security, has the meaning specified for "Security Entitlement" in 31 C.F.R. Section 357.2 (or, as applicable to such Book-entry Security, the corresponding federal book-entry regulations).

         "Settlement Date" means, as to any U.S. Government Obligations, the date on which the purchase of such U.S. Government Obligations shall have been settled.

         "Supplement" has the meaning specified in Section 1.3 hereof, and shall be substantially in the form of Exhibit B hereto.

         "Termination Date" means the earlier of (a) the date of the payment in full in cash of each of the first six scheduled interest payments due on the Notes under the terms of the Indenture and (b) the date of the payment in full in cash of all obligations due and owing under this Pledge Agreement, the Indenture and the Notes, in the event such obligations become due and payable prior to the payment of the first six scheduled interest payments on the Notes.

         "Treasury Regulations" means (a) the federal regulations contained in 31 C.F.R. Part 357 (including, without limitation, Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 of 31 C.F.R.) and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time) the federal regulations governing other U.S. Government Obligations.

         "Trustee" has the meaning specified in the recitals of parties hereto.

         "uncertificated security" has the meaning specified in Section 8-102(a)(18) of the N.Y. Uniform Commercial Code.

         1.2 Appointment of the Collateral Agent. The Trustee hereby appoints the Collateral Agent as Collateral Agent in accordance with the terms and conditions set forth herein and the Collateral Agent hereby accepts such appointment.

         1.3 Pledge and Grant of Security Interest. As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby assigns and pledges to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders and hereby grants to the Collateral Agent for the benefit of the Trustee and for the ratable benefit of the Holders, a lien on and first priority perfected security interest in all of the Pledgor's right, title and interest in, to and under the following property: (a) (i) the U.S. Government Obligations identified by CUSIP No. in Schedule I to this Pledge Agreement (the "Initial Pledged Securities") and (ii) the U.S. Government Obligations, if any, identified by CUSIP No. in a supplement or supplements (each, a "Supplement," the form of which is attached hereto as Exhibit B) to the Pledge Agreement (the "Additional Pledged Securities" and, together with the Initial Pledged Securities, the "Pledged


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Securities") and the certificates representing the Pledged Securities (if any), the scheduled payments of principal and interest thereon which will be sufficient to provide for payment in full of the first six scheduled interest payments due on the Notes, (b) the Collateral Account, all security entitlements from time to time carried in the Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account, (c) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, representing or evidencing the Collateral Investments, and any and all security entitlements to the Collateral Investments, and any and all related securities accounts in which any security entitlements to the Collateral Investments are carried, (d) all notes, certificates of deposit, deposit accounts, checks and other instruments, if any, from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Pledgor and specifically designated by the Pledgor to be in substitution for any or all of the then existing Collateral, (e) all interest, dividends, cash, instruments and other property, if any, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral and (f) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a)-(e) of this Section 1.3) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee or the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash proceeds of any and all of the foregoing Collateral (such property described in clauses (a) through (f) of this Section 1.3 being collectively referred to herein as the "Collateral"). Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Pledgor to the Trustee under the Notes, the Indenture, this Pledge Agreement and any other transaction documents related thereto but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

         SECTION 2. Establishment and Maintenance of Collateral Account.

         (a) Prior to or concurrently with the execution and delivery hereof, the Collateral Agent shall cause the Securities Intermediary to establish the Collateral Account on its books as a separate account segregated from all other custodial or collateral accounts at its office at Two Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02110. The Collateral Agent will cause the Securities Intermediary to maintain the Collateral Account as a securities account with the Securities Intermediary. The following provisions shall apply to the establishment and maintenance of the Collateral Account:

                  (i) The Collateral Agent shall cause the Collateral Account to be, and the Collateral Account shall be, separate from all other accounts maintained for the Collateral Agent.

                  (ii) The Collateral Agent shall, in accordance with all applicable laws, have sole dominion and control over the Collateral Account.

                  (iii) It shall be a term and condition of the Collateral Account, and the Pledgor irrevocably instructs the Collateral Agent and the Securities Intermediary,


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                           notwithstanding any other term or condition to the
                           contrary in any other agreement, that no amount (including interest on Collateral Investments) shall be released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person except as expressly provided in this Pledge Agreement.

         (b) On (i) or prior to the Closing Time, the Pledgor shall purchase, directly or indirectly, the U.S. Government Obligations listed on Schedule I hereto and, at the Closing Time, the Pledgor shall, directly or indirectly, deliver such U.S. Government Obligations to the Securities Intermediary for credit to the Collateral Account at the Closing Time, and (ii) the relevant Date of Delivery, if any, the Pledgor shall transfer, or cause to be transferred, to the Collateral Agent, an amount in cash to be set forth in the relevant Supplement to the Pledge Agreement, which amount shall be sufficient for the Collateral Agent to purchase the Additional Pledged Securities by depositing all such funds into the Collateral Account.

         The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

         (c) As soon as practicably possible after receipt of the amount referred to in Section 2(b)(ii) (and not later than the Business Day following the relevant Date of Delivery, (i) the Collateral Agent shall cause the Securities Intermediary to apply such amount to purchase the U.S. Government Obligations (in the name of the Securities Intermediary) listed on the relevant Supplement to the Pledge Agreement hereto, and credit such U.S. Government Obligations to the Collateral Account as Collateral hereunder; and (ii) the Collateral Agent shall cause the Securities Intermediary to ensure that, on the Settlement Date of such U.S. Government Obligations, the FRBB indicates by book-entry that those U.S. Government Obligations being settled on such date are credited to the FRBB Account.

         (d) The obligations of the Pledgor under Section 2(b)(ii) above and the obligations of the Collateral Agent under Section 2(c) above may be fulfilled by the Pledgor purchasing, directly or indirectly, the U.S. Government Obligations specified under Section 2(c) above for the amount set forth under Section 2(b)(ii) above, and delivering, directly or indirectly, such U.S. Government Obligations to the Securities Intermediary for credit to the Collateral Account at the relevant Date of Delivery.

         (e) The Collateral Agent will, from time to time, reinvest the proceeds of Collateral that may mature or be sold in such Collateral Investments (in the name of the Securities Intermediary) as it will be directed in writing by the Pledgor, and cause such Collateral Investments to be credited by the Securities Intermediary to the Collateral Account as Collateral hereunder. Any such proceeds that the Pledgor directs the Collateral Agent in writing not to reinvest in Collateral Investments shall be held in the Collateral Account.

         SECTION 3. Delivery and Control of Collateral.

         (a) All certificates or instruments representing or evidencing Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form


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for transfer or delivery, or, at the request of the Collateral Agent, shall be accompanied by duly executed instruments of transfer or assignment in blank. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

         (b) With respect to any Collateral that constitutes a security and is not represented or evidenced by a certificate or instrument, the Pledgor shall cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with the Collateral Agent and the Pledgor that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Pledgor, the terms of such agreement to be consistent with the terms of this Agreement (if applicable).

         (c) With respect to any Collateral that constitutes a security entitlement, the Pledgor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with the Pledgor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which Pledgor has a security entitlement) originated by the Collateral Agent without further consent of the Pledgor, the terms of such agreement to be consistent with the terms of this Agreement (if applicable).

         (d) With respect to any Collateral that constitutes a securities account, the Pledgor will comply with subsection (c) of this Section 3 with respect to all security entitlements carried in such securities account.

         (e) Notwithstanding the foregoing, Collateral consisting of U.S. Government Obligations will be deemed delivered to the Collateral Agent when the Securities Intermediary (i) shall indicate by book entry that such securities have been credited to the Collateral Account or (ii) shall receive such security (or a financial asset based on such security) for the Collateral Account from or at the direction of the Pledgor, and shall accept such security (or such financial asset) for credit to the Collateral Account.

         (f) Concurrently with the execution and delivery of this Pledge Agreement, the Collateral Agent is delivering, and concurrently with the execution and delivery of any Supplement to the Pledge Agreement, the Collateral Agent will deliver, to the Pledgor and the Initial Purchasers a duly executed certificate, in the form of Exhibit C hereto, of an officer of the Collateral Agent.

         (g) Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in the Office of the Secretary of State of Delaware and any other filing office in the United States any initial financing statements and amendments thereto that (a) contain a description of collateral of an equal or lesser scope as the Collateral described in this Pledge Agreement or any Supplement to the Pledge Agreement, but such description may contain greater detail than is contained in this Pledge Agreement or any such Supplement, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code


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as in effect in any applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment therein, including whether the Pledgor is an organization, the type of organization and any organization identification number issued to the Pledgor. The Pledgor agrees to furnish any such information to the Collateral Agent promptly upon request. The Pledgor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Pledgor agrees that, at the request of the Collateral Agent, Pledgor shall file any financing statement or amendment thereto that the Collateral Agent is authorized to file pursuant to this Pledge Agreement.

         SECTION 4. Delivery of Collateral Other than U.S. Government
Obligations.

         (a) Collateral consisting of cash will be deemed to be delivered to the Collateral Agent (such that the Collateral Agent will have an enforceable lien and security interest thereon and therein) when it has been (and for so long as it shall remain) deposited in or credited to the Collateral Account.

         (b) [RESERVED].

         (c) Collateral consisting of uncertificated securities (other than U.S. Government Obligations) will be deemed delivered to the Collateral Agent when the Securities Intermediary (A) shall indicate by book entry that such securities have been credited to the Collateral Account or (B) shall receive such security (or a financial asset based on such security) for the Collateral Account from or at the direction of the Pledgor, and shall accept such security (or such financial asset) for credit to the Collateral Account.

         (d) Collateral consisting of securities, and represented or evidenced by certificates or instruments (other than U.S. Government Obligations), will be deemed delivered to the Collateral Agent when all such certificates or instruments representing or evidencing the Collateral, including, without limitation, amounts invested as provided in Section 5, shall be delivered to the Collateral Agent and held by or on behalf of the Collateral Agent pursuant hereto and shall be in registered form and specially indorsed to the Collateral Agent by an effective indorsement, all in form and substance sufficient to convey a valid security interest in such Collateral to the Collateral Agent or shall be credited to the Collateral Account.

         SECTION 5. Investing of Amounts in the Collateral Account. The Collateral Agent shall advise the Pledgor if, at any time, any amounts shall exist in the Collateral Account uninvested, and if directed in writing by the Pledgor, the Collateral Agent will, subject to the provisions of Section 6 and
Section 13,

         (a) invest such amounts on deposit in the Collateral Account in such Cash Equivalents in the name of the Collateral Agent as the Pledgor may select, and

         (b) invest interest paid on the Cash Equivalents referred to in clause
(a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Collateral Agent, as the Pledgor may select (the Cash


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Equivalents referred to in clauses (a) and (b) above, together with the Pledged
Securities, being collectively referred to herein as "Collateral Investments"); provided, however, that the amount in cash and Pledged Securities on deposit in the Collateral Account, collectively, at any time during the term of this Pledge Agreement, is sufficient to provide for the payment in full of the remaining interest payments at such time on the Notes up to and including the sixth scheduled interest payment. Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Collateral Account. Except as otherwise provided in Sections 11 and 12, the Collateral Agent shall not be liable for any loss in the investment or reinvestment of amounts held in the Collateral Account. The Collateral Agent is not at any time under any duty to advise or make any recommendation for the purchase, sale, retention or disposition of the Collateral Investments.

         SECTION 6. Disbursements. The Collateral Agent shall hold the Collateral in the Collateral Account and release the same, or a portion thereof, only as follows:

         (a) Prior to each of the first six scheduled interest payments on the Notes, the Collateral Agent shall release from the Collateral Account and pay to the Trustee for the benefit of, and payment to, the Holders of the Notes in accordance with the provisions of the Indenture an amount sufficient to pay the interest due on the Notes on such interest payment date and will take any action necessary to provide for the payment of the interest on the Notes to the Holders in accordance with the payment provisions of the Indenture from (and to the extent of) proceeds of the Collateral in the Collateral Account. Nothing in this
Section 6 shall affect the Collateral Agent's rights to apply the Collateral to the payments of amounts due on the Notes upon acceleration thereof.

         (b) If, prior to the date on which the sixth scheduled interest payment on the Notes is due:

                  (i) an Event of Default under the Notes occurs and is continuing and

                  (ii) the Trustee or the Holders of 25% in aggregate principal amount of the Notes accelerate the Notes by declaring the principal amount of the Notes to be immediately due and payable in accordance with the provisions of the Indenture, except for the occurrence and continuance of an Event of Default under Section 6.01(6) or (7) of the Indenture, upon which the Notes will be accelerated automatically pursuant to the Indenture, then the Collateral Agent shall promptly, subject to applicable bankruptcy laws, release the proceeds from the Collateral Account and pay to the Trustee for the benefit of, and payment to, the Holders of the Notes in accordance with the provisions of the Indenture. Distributions from the Collateral Account shall be applied, for the ratable benefit of the Holders, as follows:

                  (x) first, to any accrued and unpaid interest on the Notes and

                  (y) second, to the extent available, to the repayment of the remaining Obligations, including the principal amount of the Notes.

         Any surplus of such proceeds held by the Collateral Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor.



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         (c) [RESERVED]

         (d) In the event that the Collateral held in the Collateral Account is less than 100% of the amount sufficient, in the written opinion of Ernst & Young LLP or another nationally recognized firm of independent public accountants selected by the Pledgor, to provide for payment in full of the first six scheduled interest payments due on the Notes (or, in the event an interest payment or payments have been made, an amount sufficient to provide for payment in full of all interest payments remaining, up to and including the sixth scheduled interest payment), the Pledgor shall deposit cash in to the Collateral Account in the amount of such deficiency.

         (e) In the event that the Collateral held in the Collateral Account exceeds 100% of the amount sufficient, in the opinion of Ernst & Young LLP or another nationally recognized firm of independent public accountants selected by the Pledgor, to provide for payment in full of the first six scheduled interest payments due on the Notes (or, in the event an interest payment or payments have been made, an amount sufficient to provide for payment in full of all interest payments remaining, up to and including the sixth scheduled interest payment), the Collateral Agent shall release to the Pledgor, at the Pledgor's written request, accompanied by a written opinion prepared by Ernst & Young LLP or such other nationally recognized firm of independent public accountants, any such excess Collateral.

         (f) Upon the release of any Collateral from the Collateral Account, in accordance with the terms of this Pledge Agreement, the security interest and lien evidenced by this Pledge Agreement in such released Collateral will automatically terminate and be of no further force and effect; provided that the foregoing shall not affect the security interest and lien on any Collateral not so released.

         (g) Except as expressly provided in this Section 6, nothing contained in this Pledge Agreement shall (i) afford the Pledgor any right to issue entitlement orders with respect to any security entitlement to the Pledged Securities or Collateral Investments or any securities account in which any such security entitlement may be carried, or otherwise afford the Pledgor control of any such security entitlement or (ii) otherwise give rise to any rights of the Pledgor with respect to the Collateral Investments, any security entitlement thereto or any securities account in which any such security entitlement may be carried, other than the Pledgor's rights under this Pledge Agreement as the beneficial owner of Collateral pledged to and subject to the exclusive dominion and control (including, without limitation, securities control) of the Collateral Agent. The Pledgor acknowledges, confirms and agrees that the Collateral Agent holds a first priority perfected security interest, lien and security entitlement to the Collateral Investments solely as collateral agent for the Trustee and the Holders and not as a securities intermediary for the Pledgor.

         SECTION 7. Representations and Warranties. The Pledgor hereby represents and warrants, as of the date hereof, that:

         (a) The execution and delivery by the Pledgor of, and the performance by the Pledgor of its obligations under, this Pledge Agreement will not contravene any provision of applicable law or the certificate of incorporation, bylaws or equivalent organizational instruments of the Pledgor or any material agreement or other material instrument binding upon the Pledgor or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Pledgor or any of its subsidiaries, or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the lien and security interests granted under this Pledge Agreement; no consent, approval, authorization or order of, or qualification with, and no notice to or filing with, any governmental body or agency or other third party is required (i) for the performance by the Pledgor of its obligations under this Pledge Agreement, (ii) for the pledge by the Pledgor of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code of applicable jurisdictions which financing statements have been delivered pursuant to Section 3(g) hereof, or (iv) except for any such consents, approvals, authorizations or orders required to be obtained by the Collateral Agent (or the Holders) for reasons other than the consummation of this transaction, for the exercise by the Collateral Agent of the rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement.

         (b) The Pledgor is the legal and beneficial owner of the Collateral, free and clear of any Lien or claims of any Person (except for the lien and security interests granted under this Pledge Agreement). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any public office other than the financing statements, if any, to be filed pursuant to this Pledge Agreement.

         (c) This Pledge Agreement has been duly authorized, validly executed and delivered by the Pledgor and (assuming the due authorization and valid execution and delivery of this Pledge Agreement by each of the Trustee, the Collateral Agent and the Securities Intermediary and enforceability of the Pledge Agreement against each of the Trustee, the Collateral Agent and the Securities Intermediary in accordance with its terms) constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefor may be brought, (iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Section 13(b), Section 17.11 and Section 17.15 hereof may be limited by applicable law.

         (d) Upon the delivery to the Collateral Agent of the Collateral in accordance with the terms hereof and the filing of the financing statements referred to in Section 3(g) hereof, the pledge of and grant of a security interest in the Collateral securing the payment of the Obligations for the benefit of the Trustee and the Holders will constitute a valid, first priority, perfected security interest in such Collateral (except, with respect to proceeds, only to the extent permitted by Section 9-315 of the N.Y. Uniform Commercial Code), enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of the Collateral from the Pledgor other than as permitted by the Indenture. Upon filing of the financing statements described in Section 3(g) hereof, all filings and other actions necessary or desirable to perfect and protect such security interest will have been duly taken.

         (e) There are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor or any of its subsidiaries is a party or to which any of the properties of the Pledgor or any of its subsidiaries is subject that would materially adversely affect the power or ability of the Pledgor to perform its obligations under this Pledge Agreement or to consummate the transactions contemplated hereby.

         (f) The pledge of the Collateral pursuant to this Pledge Agreement is not prohibited by law or governmental regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor.

         (g) No Event of Default exists.

         (h) The Pledgor is a corporation duly organized and validly existing under the laws of the State of Delaware. The Pledgor's name as it appears in official filings in the State of Delaware is VEECO INSTRUMENTS INC. The Pledgor's organizational identification number issued by the State of Delaware is 2204392.

         SECTION 8. Further Assurances. The Pledgor will, promptly upon the request by the Collateral Agent (which request the Collateral Agent may submit at the direction of the Holders of a majority in aggregate principal amount of the Notes then outstanding), execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, deliver any instruments to the Collateral Agent and take any other actions that are necessary or desirable to perfect, continue the perfection of, or protect the first priority of the Trustee's security interest in and to the Collateral, to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Collateral Agent) or to effect the purposes of this Pledge Agreement. Without limiting the generality of the foregoing, the Pledgor will, if any Collateral shall be evidenced by a promissory note or other instrument, deliver to the Collateral Agent in pledge hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment; and execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and first priority perfected security interest granted or purported to be granted hereby. The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing within 45 days of receipt of an invoice therefor. The Pledgor also agrees, whether or not requested by the Collateral Agent, to use its reasonable best efforts to perfect or continue the perfection of, or to protect the first priority of, the Trustee's security interest in and to the Collateral, and to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Collateral Agent).

         SECTION 9. Covenants. The Pledgor covenants and agrees with the Collateral Agent, Trustee and the Holders that from and after the date of this Pledge Agreement until the Termination Date:

         (a) it will not (i) (and will not purport to) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral nor
(ii) create or permit to exist any Lien upon or with respect to any of the Collateral (except for the liens and security interests granted under this Pledge Agreement and any Lien created by or arising through the Collateral Agent) and at all times will be the sole beneficial owner of the Collateral;

         (b) it will not (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Trustee's or the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral or
(ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to its beneficial interest in the Collateral not later than three Business Days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to the Collateral;

         (c) it will maintain its jurisdiction of organization in the State of Delaware, or upon 30 days' prior written notice to the Collateral Agent, in another jurisdiction where all actions required by Sections 3(g) and 8 have been taken with respect to the Collateral;

         (d) it will, and will cause the Trustee and the Collateral Agent to, execute and deliver on or prior to any Date of Delivery, a Supplement to this Pledge Agreement substantially in the form of Exhibit B hereto, and take such other actions as shall be necessary to grant to the Collateral Agent, for the benefit of the Trustee and the ratable benefit of the Holders, a valid assignment of and security interest in the Additional Pledged Securities and the related security entitlements; and

         (e) it will not, and acknowledges that it is not authorized to, file any financing statement or amendment or termination statement with respect to any financing statement in favor of the Collateral Agent without the prior written consent of Collateral Agent and agrees that it will not do so without the prior written consent of Collateral Agent, subject to the Pledgor's rights under Section 9-509(d)(2) of the N.Y. Uniform Commercial Code.

         SECTION 10. Power of Attorney; Agent May Perform.

         (a) Subject to the terms of this Pledge Agreement, the Pledgor hereby appoints and constitutes the Collateral Agent as the Pledgor's attorney-in-fact (with full power of substitution) to exercise to the fullest extent permitted by law all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default:

                  (i)      collection of proceeds of any Collateral;

                  (ii) conveyance of any item of Collateral to any purchaser thereof;

                  (iii) giving of any notices or recording of any Liens hereof; and

                  (iv) paying or discharging taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole reasonable discretion, and such payments made by the Collateral Agent to become part of the Obligations secured hereby, due and payable immediately upon demand. The Collateral Agent's authority under this
                           Section 10 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien (to the extent permitted by applicable law), and to take any other actions arising from or necessarily incident to the powers granted to the Trustee or the Collateral Agent in this Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

         (b) If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may, but is not obligated to, after providing to the Pledgor notice of such failure and five Business Days to effect such performance, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 14.

         SECTION 11. No Assumption of Duties; Reasonable Care. The rights and powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the security interest of the Collateral Agent for the benefit of the Trustee and the Holders in and to the Collateral granted hereby and shall not be interpreted to, and shall not impose any duties on, the Collateral Agent in connection therewith other than those expressly provided herein or imposed under applicable law. Except as provided by applicable law or by the Indenture, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords similar property held by the Collateral Agent for similar accounts, it being understood that the Collateral Agent in its capacity as such

         (a) may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and

         (b) shall not have any responsibility for

                  (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters,

                  (ii) taking any necessary steps for the existence, enforceability or perfection of any security interest of the Collateral Agent or to preserve rights against any parties with respect to any Collateral or

                  (iii) except as otherwise set forth in Section 5, investing or reinvesting any of the Collateral.

         In no event shall the Collateral Agent be liable for the existence, validity, enforceability or perfection of any security interest of the Collateral Agent, or for special indirect or consequential damages or lost profits or loss of business, arising in connection with this Agreement.

         SECTION 12. Indemnity. The Pledgor shall fully indemnify, hold harmless and defend the Collateral Agent and its directors and officers from and against any and all claims, losses, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, and reasonable legal fees, expenses, and damages arising from the Collateral Agent's appointment and performance as Collateral Agent under this Pledge Agreement, except to the extent that such claim, action, obligation, liability or expense is directly caused by the bad faith, gross negligence or willful misconduct of such indemnified person. The provisions of this Section 12 shall survive termination of this Pledge Agreement and the resignation and removal of the Collateral Agent.

         SECTION 13. Remedies upon Event of Default. Subject to Section 6(b), if any Event of Default under the Indenture shall have occurred and be continuing and the Notes shall have been accelerated in accordance with the provisions of the Indenture:

         (a) The Trustee, the Collateral Agent and the Holders shall have, in addition to all other rights given by law or by this Pledge Agreement or the Indenture, all of the rights and remedies with respect to the Collateral of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) at that time. In addition, with respect to any Collateral that shall then be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent may and, at the written direction of the Trustee or the Holders of a majority in aggregate principal amount of the Notes then outstanding, shall appoint a broker or other expert to sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices such broker or other expert may deem commercially reasonable, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever created by or through the Pledgor. Unless any of the Collateral threatens, in the reasonable judgment of the Collateral Agent, to decline speedily in value, the Collateral Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if notice of the time and place of any public sale or the time after which any private sale is to be made is given to the Pledgor as provided in Section 17.1 hereof at least ten (10) days before the time of the sale or disposition. The Collateral Agent or any Holder may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

         (b) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 13 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to the Trustee and the Holders, that the Trustee and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 13 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

         (c) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent or the Trustee pursuant to Section 14) by the Collateral Agent for the ratable benefit of the Holders first against any accrued and unpaid interest on the Notes and thereafter against the remaining Obligations. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor.

         (d) The Collateral Agent may, but is not obligated to, exercise any and all rights and remedies of the Pledgor in respect of the Collateral.

         (e) Subject to and in accordance with the terms of this Pledge Agreement, all payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

         (f) The Collateral Agent may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Obligations against the Collateral Account or any part thereof.

         (g) The Pledgor shall cease to be entitled to direct the investment of amounts held in the Collateral Account under Section 5 hereof and the Collateral Agent shall not accept any direction from the Pledgor to invest amounts held in the Collateral Account.

         SECTION 14. Fees and Expenses. Pledgor agrees to pay to Collateral Agent the fees as may be agreed upon from time to time in writing. The Pledgor will upon demand pay to the Trustee and the Collateral Agent the amount of any and all expenses, including, without limitation, the reasonable fees, expenses and disbursements of counsel, experts and agents retained by the Trustee and the Collateral Agent, that the Trustee and the Collateral Agent may incur in connection with

         (a) the review, negotiation and administration of this Pledge
Agreement,

         (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,

         (c) the exercise or enforcement of any of the rights of the Collateral Agent, the Trustee and the Holders hereunder or

         (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

         SECTION 15. Security Interest Absolute. All rights of the Collateral Agent, the Trustee and the Holders and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

         (c) any exchange, surrender, release or non-perfection of any Liens on any other collateral for all or any of the Obligations;

         (d) any change, restructuring or termination of the corporate structure or the existence of the Pledgor or any of its subsidiaries;

         (e) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Pledge Agreement; or

         (f) any manner of application of other collateral, or proceeds thereof, to all or any item of the Obligations, or any manner of sale or other disposition of any item of Collateral for all or any of the Obligations.

         SECTION 16. Securities Intermediary's Representations, Warranties and Covenants. The Securities Intermediary represents and warrants that it is as of the date hereof, and it agrees that for so long as it maintains the Collateral Account and acts as the Securities Intermediary pursuant to this Pledge Agreement it shall be a securities intermediary and a FRBB Member. In furtherance of the foregoing, the Securities Intermediary hereby:

         (a) represents and warrants that it is a commercial bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder and with respect to the Collateral Account;

         (b) represents and warrants that it maintains the FRBB Account with the FRBB;

         (c) agrees that the Collateral Account shall be an account to which financial assets may be credited, and undertakes to treat the Collateral Agent as entitled to exercise rights that comprise (and entitled to the benefits of) such financial assets, and entitled to exercise the rights of an entitlement holder in the manner contemplated by the N.Y. Uniform Commercial Code;

         (d) hereby represents that, subject to applicable law, it has not granted, and covenants that so long as it acts as a securities intermediary hereunder it shall not grant, control (including without limitation, securities control) over or with respect to any Collateral credited to any Collateral Account from time to time to any other Person other than the Collateral Agent;

         (e) covenants that it shall not, subject to applicable law, knowingly take any action inconsistent with, and represents and covenants that it is not and so long as this Pledge Agreement remains in effect will not knowingly become, party to any agreement the terms of which are inconsistent with, the provisions of this Pledge Agreement;

         (f) agrees that any item of property credited to the Collateral Account shall be treated as a financial asset;

         (g) agrees that any item of Collateral credited to the Collateral Account shall not be subject to any security interest, Lien or right of set-off in favor of it as securities intermediary, except as may be expressly permitted under the Indenture and this Pledge Agreement;

         (h) agrees to maintain the Collateral Account and maintain appropriate books and records in respect thereof in accordance with its usual procedures and subject to the terms of this Pledge Agreement; and

         (i) agrees that, with respect to any Collateral that constitutes a security entitlement, it shall comply with the provisions of Section 3(c)(i) or
(ii) of this Pledge Agreement and, with respect to any Collateral that constitutes a securities account, it shall comply with the provisions of Section 3(c)(i) or (ii) of this Pledge Agreement with respect to all security entitlements carried in such securities account.

         SECTION 17. Securities Intermediary's Jurisdiction. The parties hereby agree that, notwithstanding the location of the office of the Securities Intermediary at which the Collateral Account is maintained, the Securities Intermediary's jurisdiction for purposes of Section 8-110(e) of the N.Y. Uniform Commercial Code and Section 357.11 of the Treasury Regulations or the corresponding U.S. federal regulations as they pertain to this Pledge Agreement, the Collateral Account and the security entitlements relating thereto, shall be the State of New York.

         SECTION 18. Miscellaneous Provisions.

         18.1 Notices. Any notice, approval, direction, consent or other communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

         if to the Pledgor:

         Veeco Instruments Inc.
         100 Sunnyside Boulevard
         Woodbury, New York 11797
         Attention: General Counsel
         Telecopier No.: (516) 677-0380

         if to the Collateral Agent:

         State Street Bank and Trust Company, N.A.,
         61 Broadway, 15th Floor
         New York, New York, 10006
         Attention: Corporate Trust Administration (Veeco Instruments
                  Convertible Subordinated Notes Due 2008)
         Telecopier No.: (212) 612-3202

         if to the Trustee:

         State Street Bank and Trust Company, N.A.,
         61 Broadway, 15th Floor
         New York, New York, 10006
         Attention: Corporate Trust Administration (Veeco Instruments
                  Convertible Subordinated Notes Due 2008)
         Telecopier No.: (212) 612-3202

         if to the Securities Intermediary:

         State Street Bank and Trust Company
         Two Avenue de Lafayette, 6th Floor
         Boston, Massachusetts 02110

         Attention: Corporate Trust Administration (Veeco Instruments
                  Convertible Subordinated Notes Due 2008)
         Telecopier No.: (617) 662-1463

or, as to any such party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is confirmed, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

         18.2 No Adverse Interpretation of Other Agreements. This Pledge Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor or any subsidiary thereof. No such pledge, security or debt agreement (other than the Indenture) may be used to interpret this Pledge Agreement.

         18.3 Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

         18.4 Headings. The headings in this Pledge Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         18.5 Counterpart Originals. This Pledge Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

         18.6 Benefits of Pledge Agreement. Nothing in this Pledge Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Pledge Agreement.

         18.7 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Pledge Agreement and any consent to any departure by the Pledgor, the Trustee or the Collateral Agent from any provision of this Pledge Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture, and none of the Trustee, the Collateral Agent, the Pledgor, or any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Trustee, the Pledgor, the Collateral Agent or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee, the Pledgor, the Collateral Agent or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Trustee, the Pledgor, the Collateral Agent or such Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         18.8 [RESERVED]

         18.9 Continuing Security Interest; Termination.

         (a) This Pledge Agreement shall create a continuing first priority perfected security interest in and to the Collateral and shall, unless otherwise provided in the Indenture or in this Pledge Agreement, remain in full force and effect until the Termination Date. This Pledge Agreement shall be binding upon the parties hereto and their respective transferees, successors and assigns, and shall inure, together with the rights and remedies of the Trustee and the Collateral Agent hereunder, to the benefit of the Trustee, the Collateral Agent, the Pledgor, the Holders and their respective successors, transferees and assigns.

         (b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. At such time, the Collateral Agent shall, in accordance with the Pledgor's instructions, promptly reassign and redeliver to the Pledgor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms of this Pledge Agreement and the Indenture and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent or the Trustee in its capacity as such, except as to the absence of any Liens on the Collateral created by or arising through the Collateral Agent or the Trustee, and shall be at the reasonable expense of the Pledgor.

         18.10 Survival Provisions. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the termination of this Pledge Agreement. The obligations of the Pledgor under Sections 12 and 14 hereof and the obligations of the Collateral Agent under Section 17.9(b) hereof shall survive the termination of this Pledge Agreement.

         18.11 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

         18.12 Authority of the Collateral Agent.

         (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or attorneys, shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Pledge Agreement or the Indenture, neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be liable to the Pledgor for any action taken or omitted to be taken by the Collateral Agent, in its capacity as Collateral Agent, hereunder, except for its own bad faith, gross negligence or willful misconduct, and the Collateral Agent shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely conclusively on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper Person or Persons. The Collateral Agent shall have no duty to cause any financing statement or continuation statement to be filed in respect of the Collateral.

         (b) The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent and the Holders, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Trustee and the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

         18.13 Final Expression. This Pledge Agreement, together with the Indenture and any other agreement executed in connection herewith, is intended by the parties as a final expression of this Pledge Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

         18.14 Rights of Holders. No Holder shall have any independent rights hereunder other than those rights granted to individual Holders pursuant to Sections 6.05, 6.06 and 6.07 of the Indenture; provided that nothing in this subsection shall limit any rights granted to the Trustee under the Notes or the Indenture.

         18.15 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

         (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE TRUSTEE, THE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING, THE MATTERS IDENTIFIED IN 31 C.F.R. SECTIONS 357.10 AND 357.11 (AS IN EFFECT ON THE DATE OF THIS PLEDGE AGREEMENT) SHALL BE GOVERNED SOLELY BY THE LAWS SPECIFIED THEREIN AND THE MATTERS IDENTIFIED IN SECTION 9305(a)(3) OF THE N.Y. UNIFORM COMMERCIAL CODE WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         (b) THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT AND FOR ACTIONS BROUGHT UNDER THE U.S. FEDERAL OR STATE SECURITIES LAWS BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK (EACH A "NEW YORK COURT") AND CONSENTS THAT ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO

THE PLEDGOR AT THE ADDRESS INDICATED IN SECTION 17.1. EACH OF THE PARTIES HERETO SUBMITS TO THE JURISDICTION OF ANY NEW YORK COURT AND TO THE COURTS OF ITS CORPORATE DOMICILE WITH RESPECT TO ANY ACTIONS BROUGHT AGAINST IT AS DEFENDANT IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THE PLEDGOR, THE TRUSTEE, THE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND EACH OF THE PARTIES HERETO WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LAYING OF VENUE, INCLUDING ANY PLEADING OF FORUM NON CONVENIENS, WITH RESPECT TO ANY SUCH ACTION AND WAIVES ANY RIGHT TO WHICH IT MAY BE ENTITLED ON ACCOUNT OF PLACE OF RESIDENCE OR DOMICILE.

         (c) THE PLEDGOR AGREES THAT THE TRUSTEE SHALL, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PLEDGOR OR THE COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGOR OR THE COLLATERAL, AS THE CASE MAY BE) TO ENABLE THE TRUSTEE TO REALIZE ON SUCH COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE TRUSTEE. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS IN ANY PROCEEDING BROUGHT BY THE TRUSTEE TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE TRUSTEE, EXCEPT FOR SUCH COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED.

         (d) THE PLEDGOR AGREES THAT NEITHER ANY HOLDER NOR (EXCEPT AS OTHERWISE PROVIDED IN THIS PLEDGE AGREEMENT OR THE INDENTURE) THE COLLATERAL AGENT IN ITS CAPACITY AS COLLATERAL AGENT SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS PLEDGE AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE TRUSTEE OR SUCH HOLDER, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH HOLDERS, AS THE CASE MAY BE, CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE, THE COLLATERAL AGENT OR ANY HOLDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT

ORDER PERTAINING TO THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT ENTERED IN FAVOR OF THE TRUSTEE, THE COLLATERAL AGENT OR ANY HOLDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR, ON THE ONE HAND, AND THE TRUSTEE, THE COLLATERAL AGENT AND/OR THE HOLDERS, ON THE OTHER HAND.

         18.16 Effectiveness. This Pledge Agreement shall become effective upon the effectiveness of the Indenture.

         IN WITNESS WHEREOF, the Pledgor, the Trustee and the Collateral Agent have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                               Pledgor:

                               VEECO INSTRUMENTS INC.


                               By: /s/ John F. Rein, Jr.
                                  ----------------------------------------------
                                    Name:  John F. Rein, Jr.
                                    Title: Executive Vice President, Chief
                                           Financial Officer and Secretary


                               Trustee:

                               STATE STREET BANK AND TRUST COMPANY, N.A.,
                                as Trustee


                               By: /s/ Jean Clarke
                                  ----------------------------------------------
                                  Name:  Jean Clarke
                                  Title: Assistant Vice President


                               Collateral Agent:

                               STATE STREET BANK AND TRUST COMPANY, N.A.,
                                as Collateral Agent


                               By: /s/ Jean Clarke
                                  ----------------------------------------------
                                  Name:  Jean Clarke
                                  Title: Assistant Vice President


                               Securities Intermediary:

                               STATE STREET BANK AND TRUST COMPANY,
                                as Securities Intermediary


                               By: /s/ Jean Clarke
                                  ----------------------------------------------
                                  Name:  Jean Clarke
                                  Title: Assistant Vice President

                                   SCHEDULE I


         PLEDGED SECURITIES

                                                                             Original Principal/
      Description of Debt          CUSIP No(s).        Final Maturity          Interest Amount      Cost at Closing Time
      -------------------          ------------        --------------          ---------------      --------------------

Treasury Bill                       912795JZ5             06/20/02                  4,125,000               4,088,705.73
Treasury Coupon Strip               912833FR6             11/15/02                  4,125,000               4,057,143.75
Treasury Coupon Strip               912833FS4             05/15/03                  4,125,000               3,981,161.25
Treasury Principal Strip            912820DJ3             11/15/03                  4,125,000               3,898,042.50
Treasury Principal Strip            912820BJ5             05/15/04                  4,125,000               3,803,415.00
Treasury Principal Strip            912803AB9             11/15/04                  4,125,000               3,690,967.50
                                                                                                          ==============
                                                                                                          $23,519,435.73

                                                                       EXHIBIT A


                        [Letterhead of Ernst & Young LLP]

                        Report of Independent Accountants


To the Management of
Veeco Instruments Inc.

In our opinion, the assertions of Veeco Instruments Inc. referred to above are fairly stated, in all material respects.

                                                                       EXHIBIT B

                  [Form of Supplement to the Pledge Agreement]

         SUPPLEMENT NO. __ dated as of _________, 2001, to the COLLATERAL PLEDGE AND SECURITY AGREEMENT dated as of December 21, 2001 (as supplemented from time to time, the "Pledge Agreement") among Veeco Instruments Inc., a Delaware corporation (the "Pledgor"), State Street Bank and Trust Company, N.A., a national banking association, as trustee (in such capacity, the "Trustee") for the holders (the "Holders") of the Notes issued by the Pledgor under the Indenture referred to below, State Street Bank and Trust Company, N.A., a national banking association, as collateral agent (in such capacity, the "Collateral Agent") and State Street Bank and Trust Company, a Massachusetts trust company, as securities intermediary. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

         WHEREAS, the Pledgor and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney. (collectively, the "Initial Purchasers") are parties to a Purchase Agreement dated December 18, 2001 (the "Purchase Agreement"), pursuant to which the Pledgor have granted the Initial Purchasers an overallotment option to purchase up to $20 million aggregate principal amount of the Pledgor's 4 1/8% Convertible Subordinated Notes due 2008 (the "Notes");

         WHEREAS, the Pledgor and the Trustee have entered into that certain indenture dated as of December 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Issuers are issuing the Notes on the date hereof;

         WHEREAS, pursuant to the Indenture, the Pledgor is required to purchase, or cause the purchase of, and pledge to the Collateral Agent for the benefit of the Trustee and the Holders, on the relevant Date of Delivery (as defined in the Purchase Agreement), Pledged Securities in an amount that will be sufficient upon receipt of scheduled interest and principal payments of such securities, in the written opinion of Ernst & Young LLP or another nationally recognized firm of independent public accountants selected by the Pledgor and delivered to the Trustee, to provide for payment in full of the first six scheduled interest payments due on the Notes;

         WHEREAS, the Pledgor, the Trustee and the Collateral Agent have entered into the Pledge Agreement, pursuant to which the Pledgor has previously pledged certain Pledged Securities to the Collateral Agent for the benefit of the Holders in connection with the purchase by the Initial Purchasers of $200 million aggregate principal amount of Notes;

         WHEREAS, the Initial Purchasers have exercised their overallotment option under the Purchase Agreement to purchase $20 million aggregate principal amount of Notes;

         WHEREAS, it is a condition precedent to the purchase of the Notes by the Initial Purchasers pursuant to the overallotment option granted in the Purchase Agreement that the Pledgor apply certain of the proceeds of the offering of the Notes to purchase the Additional Pledged Securities and deposit such Additional Pledged Securities into the Collateral Account to be held therein subject to the terms of the Pledge Agreement and shall have granted the assignment and security interest and made the pledge and assignment contemplated by the Pledge Agreement;

         NOW, THEREFORE, in consideration of the premises herein contained, and in order to induce the Initial Purchasers to purchase the Notes, the Pledgor, the Trustee and the Collateral Agent hereby agree, for the benefit of the Initial Purchasers and for the ratable benefit of the Holders, as follows:

         SECTION 1. PLEDGE AND GRANT OF SECURITY INTEREST. Pursuant to Section
1.3 of the Pledge Agreement, as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby assigns and pledges to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders and hereby grants to the Collateral Agent for the benefit of the Trustee and for the ratable benefit of the Holders, a lien on and security interest in all of the Pledgor's right, title and interest in, to and under the following property: (a) the U.S. Government Obligations identified by CUSIP No. in Part I of Schedule I hereto (the "Additional Pledged Securities") and the certificates representing the Additional Pledged Securities, the scheduled payments of principal and interest thereon which will be sufficient to provide for payment in full of the first six scheduled interest payments due on the Notes issued in connection herewith and (b) the security entitlements described in Part II of
Schedule I hereto, with respect to the financial assets described, the securities intermediary named, and the securities account referred to therein. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. SUPPLEMENT TO SCHEDULE I. The parties hereto agree that
Schedule I to the Pledge Agreement shall be supplemented by Schedule I hereto.

         SECTION 3. DEPOSIT OF PROCEEDS FROM THE OFFERING. Pursuant to Section 2(b)(ii) of the Pledge Agreement, on the date hereof, the Pledgor agrees to transfer, or caused to be transferred, an amount equal to $___________, which amount shall be sufficient for the Collateral Agent to purchase the Additional Pledged Securities, by depositing such funds into the Collateral Account. The Collateral Agent agrees to apply such amount to purchase the Additional Pledged Securities as contemplated under Section 2(c) of the Pledge Agreement.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor hereby represents and warrants to the Trustee and the Collateral Agent that:

         (a) Each of this Supplement and the Pledge Agreement as supplemented hereby has been duly authorized, validly executed and delivered by the Pledgor and (assuming the due authorization and valid execution and delivery of this Supplement by each of the Trustee and the Collateral Agent) constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof and thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefor may be brought, (iii) the exculpation provisions and rights to indemnification under the Pledge Agreement may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Section 13(b), Section 17.11 and Section 17.15 of the Pledge Agreement may be limited by applicable law and

         (b)      the representations and warranties of the Pledgor set forth in
                  Section 7 of the Pledge Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Supplement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Pledgor, the Trustee and the Collateral Agent.

         SECTION 6. EFFECT OF SUPPLEMENT. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 7. GOVERNING LAW. This Supplement shall governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Pledgor, the Trustee and the Collateral Agent have each caused this Supplement to be duly executed and delivered as of the date first above written.

                                     Pledgor:

                                     VEECO INSTRUMENTS INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     Trustee:

                                     STATE STREET BANK AND TRUST COMPANY, N.A.,
                                        as Trustee


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     Collateral Agent:

                                     STATE STREET BANK AND TRUST COMPANY, N.A.,
                                      as Collateral Agent


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                     Securities Intermediary:

                                     STATE STREET BANK AND TRUST COMPANY,
                                      as Securities Intermediary


                                     By:
                                        ----------------------------------------
                                        Name:

                                                                   SCHEDULE I TO
                                                            SUPPLEMENT NO. __ TO
                                                                PLEDGE AGREEMENT


         PLEDGED SECURITIES

                                                      Original Principal   Cost at Date of
Description of Debt   CUSIP No(s).   Final Maturity         Amount            Delivery
-------------------   ------------   --------------   ------------------      --------






                                                                       EXHIBIT C


                    STATE STREET BANK AND TRUST COMPANY, N.A.

                              OFFICER'S CERTIFICATE

         Pursuant to Section 3(e) of the Collateral Pledge and Security Agreement (as supplemented from time to time, the "Pledge Agreement") dated as of December 21, 2001, among Veeco Instruments Inc., a Delaware corporation (the "Pledgor"), State Street Bank and Trust Company, N.A., a national banking association, as trustee (the "Trustee") for the holders of the $200 million aggregate principal amount (or up to $220 million aggregate principal amount if the Initial Purchaser's overallotment option is exercised) of 4 1/8% Convertible Subordinated Notes Due 2008 of the Pledgor, State Street Bank and Trust Company, N.A., a national banking association, as collateral agent (the "Collateral Agent") and State Street Bank and Trust Company, a Massachusetts trust company, as securities intermediary, the undersigned officer of the Collateral Agent, on behalf of the Collateral Agent, makes the following certifications to the Pledgor and the Initial Purchasers. Capitalized terms used and not defined in this Officer's Certificate have the meanings set forth or referred to in the Pledge Agreement.

         1. Substantially contemporaneously with the execution and delivery of this Officer's Certificate, the Collateral Agent has acquired its security entitlement to the [Initial Pledged Securities] [the Additional Pledged Securities identified on Supplement No. __ to the Pledge Agreement] or through a "securities account" (as defined in Section 8-501(a) of the N.Y. Uniform Commercial Code) maintained by the Collateral Agent, for value and without notice of any adverse claim thereto. Without limiting the generality of the foregoing, the Collateral Account, the Pledged Securities and the other Collateral are not, and the Collateral Agent's security entitlement to the Collateral is not, to the actual knowledge of the corporate trust officer having responsibility for the administration of the Pledge Agreement on behalf of the Collateral Agent, subject to any Lien granted by or to or arising through or in favor of any securities intermediary (including, without limitation, State Street Bank and Trust Company or the Federal Reserve Bank of Boston) through which the Collateral Agent derives its security entitlement to the Collateral.

         2. The Collateral Agent has not knowingly caused or permitted the Collateral Account or its security entitlement thereto to become subject to any Lien created by or arising through the Collateral Agent.

         IN WITNESS WHEREOF, the undersigned officer has executed this Officer's Certificate on behalf of State Street Bank and Trust Company, N.A., as Collateral Agent this 21st day of December, 2001.

                                           STATE STREET BANK AND TRUST
                                           COMPANY, N.A.,
                                           as Collateral Agent


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:







                                      C-2